EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                          SUPPLEMENT TO THE PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 2004

I. Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund (the "Funds")

         Effective October 1, 2004, the sections in the prospectus of the Funds entitled "HOW TO CHOOSE AN EVERGREEN FUND" and "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" have been replaced in their entirety with the following pages, and a section entitled "HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE" has been added to the prospectus, immediately following the revised sections.

HOW TO CHOOSE AN EVERGREEN FUND When choosing an Evergreen fund, you should:

o Most importantly, read the prospectus to see if the Fund is suitable for you.

o Consider talking to an investment professional. He or she is qualified to give you investment advice based on your investment goals and financial situation and will be able to answer questions you may have after reading the Fund's prospectus. He or she can also assist you through all phases of opening your account.

o    Request any  additional  information  you want about the Fund,  such as the
     Statement of Additional Information (SAI), Annual Report or Semi-annual Report by calling 1.800.343.2898. In addition, any of these documents, with the exception of the SAI, may be downloaded off our website at EvergreenInvestments.com.

Short-Term Trading Policy
Excessive short-term trading in a Fund's shares by investors can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of or otherwise negatively impact the value of the Fund's shares.

To limit the negative effects on the Funds of short-term trading, the Funds have adopted certain restrictions on trading by investors. Investors are limited to three "round trip" exchanges per calendar quarter and five "round trip" exchanges per calendar year. A "round trip" exchange occurs when an investor exchanges from one fund to another fund and back to the original fund. In addition, each Fund reserves the right to reject any purchase or exchange, and to terminate an investor's investment or exchange privileges, if the Fund determines in its sole discretion that the trading activity by the investor may be materially detrimental to the interests of long-term shareholders. The Funds may reject purchases or exchanges, or terminate investment or exchange privileges, even if the investor has not exceeded the three-per-quarter/five-per-year limits described above. In considering whether trading activity may be materially detrimental to the interests of long-term shareholders, the Funds consider a number of factors such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.


The Evergreen funds attempt to enforce the foregoing trading restrictions by monitoring purchases, sales and exchanges on a daily basis. However, there are certain limitations on the Funds' ability to detect and prevent trading that would violate these restrictions. For example, while the Funds have access to trading information relating to investors who trade and hold their shares directly with the Funds, the Funds may not have access to such information for investors who trade through financial intermediaries such as broker-dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Funds. In the case of omnibus accounts, the Funds may not have access to information regarding trading activity by individual investors, and therefore are unable to monitor for excessive short-term trading or violations of the Funds' trading restrictions. For these and other reasons, it is possible that excessive short-term trading or trading in violation of the Funds' trading restrictions may occur despite the Funds' efforts to prevent them.

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU
After choosing a Fund, you select a share class. Each share class has its own sales charge and fee structure. For additional information regarding these fees, see "Service Fees and Commissions Paid to Investment Firms" in part two of the SAI. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

There are several ways in which you may be able to reduce or eliminate sales charges. For example, combining the amounts held in Evergreen fund accounts by certain family members, or committing to invest an amount eligible for reduced sales charges within a certain period of time, may allow you to reduce or eliminate the sales charge. You may also be able to eliminate your sales charge based on how you make your investment in the Evergreen funds (such as through a financial advisor's wrap account program), based on your relationship to the Evergreen funds and their related companies (for example, if you are an employee of Wachovia Corporation or a broker-dealer that sells Evergreen funds) and under certain circumstances (for example, upon the death or disability of a shareholder named on the account). See "How To Reduce or Eliminate Your Sales Charge" below for more details about these programs, and remember to inform Evergreen or your investment professional of any other holdings in Evergreen funds or circumstances that may make you eligible for reduced sales charges.

Class A
If you select Class A shares, you may pay a front-end sales charge as described in the following table, but you do not pay a contingent deferred sales charge (except in the limited circumstances described below). In addition, Class A shares are subject to an expense known as 12b-1 fees.

The front-end sales charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, subject to any waivers or reductions for which you may be eligible (see "How to Reduce or Eliminate Your Sales Charge" below):

                Sales          Sales
                Charge(1)  Charge(1) as      Dealer
                  Your Investment as a % of a % of Commission
                 Offering    Your Net       as a % of
                  Price     Investment   Offering Price
  Up to           5.75 %      6.10 %         5.00 %
$49,999
                  4.50 %      4.71 %         4.25 %
$50,000-$99,999
                  3.75 %      3.90 %         3.25 %
$100,000-$249,999
                  2.50 %      2.56 %         2.00 %
$250,000-$499,999
                  2.00 %      2.04 %         1.75 %
$500,000-$999,999
                  0.00 %      0.00 %      1.00% of the
$1,000,000-$2,999,999                         first
                                           $2,999,999,
                                              plus
                  0.00 %      0.00 %      0.50% of the
$3,000,000-$4,999,999                         next
                                           $2,000,000,
                                              plus
  $5,000,000      0.00 %      0.00 %        0.25% of
or greater                                amounts equal
                                           to or over
                                           $5,000,000


International Bond Fund only:

               Sales          Sales
               Charge(1)  Charge(1) as       Dealer
     Your      as a % of     a % of        Commission
  Investment   Offering     Your Net       as a % of
                 Price     Investment    Offering Price
  Up to          4.75 %      4.99 %          4.25 %
$49,999
                 4.50 %      4.71 %          4.25 %
$50,000-$99,999
                 3.75 %      3.90 %          3.25 %
$100,000-$249,999
                 2.50 %      2.56 %          2.00 %
$250,000-$499,999
                 2.00 %      2.04 %          1.75 %
$500,000-$999,999
                 0.00 %      0.00 %       1.00% of the
$1,000,000-$2,999,999                        first
                                        $2,999,999, plus
                 0.00 %      0.00 %       0.50% of the
$3,000,000-$4,999,999                         next
                                        $2,000,000, plus
  $5,000,000     0.00 %      0.00 %         0.25% of
or greater                               amounts equal
                                           to or over
                                           $5,000,000

(1) The sales charge you pay may differ slightly from the amounts listed here due to rounding calculations.

Purchases of Class A shares in connection with reinvestments of distributions, exchanges from Class A shares of another Evergreen fund where you paid a sales charge and distribution exchanges (purchasing shares of one Evergreen fund using distributions from another Evergreen fund) are not subject to sales charges. Although no front-end sales charge applies to purchases of $1 million and over, you will pay a 1.00% contingent deferred sales charge if you redeem any such shares within one year. The holding period for the contingent deferred sales charge for Class A shares ends on the first day of the same month of the following calendar year after your purchase is accepted. For example, if you invest more than $1 million in Class A shares on July 22nd, a redemption of any of those shares will be subject to the 1.00% contingent deferred sales charge through June 30th of the following year.

The  front-end  sales  charge  may  be  reduced  or  eliminated   under  certain
circumstances. See "How To Reduce or Eliminate Your Sales Charge" below.

Class B
If you select Class B shares, you do not pay a front-end sales charge, so the entire amount of your purchase is invested in the Fund. However, you may pay a contingent deferred sales charge if you redeem your shares within six years. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares" for information on how the six-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. In addition, your shares are subject to 12b-1 fees. After eight years, Class B shares automatically convert to Class A shares.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

                                  Maximum Contingent Deferred
           Years Held                     Sales Charge
                1                            5.00 %
                2                            4.00 %
                3                            3.00 %
                4                            3.00 %
                5                            2.00 %
                6                            1.00 %
           Thereafter                        0.00 %
                8                     Converts to Class A
        Dealer Allowance                     4.00 %

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge" below.

A shareholder may not purchase Class B shares if the purchase would cause the shareholder's aggregate Class B share holdings in the Evergreen funds to exceed $250,000. Purchase orders that would cause a shareholder's account to exceed this amount in Class B shares will be treated as a purchase of Class A shares. However, Evergreen is not able to track a shareholder's purchases made through financial intermediaries and held in an omnibus account. It will be necessary for the financial intermediary to track purchases of the Funds by their clients to ensure adherence to our policy. Certain of the Funds' financial intermediaries are currently in the process of enhancing their computer systems in order to have the ability to aggregate shares. Until these systems are complete, such financial intermediaries are unable to aggregate share class purchases. Purchases of Class B shares made through different financial intermediaries, such as through two different broker-dealers, would not be able to be tracked and aggregated.

Class C
If you select Class C shares, you do not pay a front-end sales charge but your shares are subject to 12b-1 fees. In addition, you may pay a contingent deferred sales charge if you redeem your shares within one year. See "Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares " for information on how the one-year holding period is calculated and how the contingent deferred sales charge is calculated at the time of redemption. These shares do not convert to Class A shares, so the higher 12b-1 fees paid by Class C shares continue for the life of the account.

The amount of the maximum contingent deferred sales charge depends on the length of time the shares are held, as shown below:

                                   Maximum Contingent
        Years Held                Deferred Sales Charge
            1                            1.00 %
        Thereafter                       0.00 %
     Dealer Allowance                    1.00 %

The maximum contingent deferred sales charge and dealer allowance may be reduced for certain investors. See "How To Reduce or Eliminate Your Sales Charge."

Class I
Each Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fees. Class I shares are offered, subject to the minimum initial purchase requirement stated under "How to Buy Shares," only to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), though special arrangements entered into on behalf of the Evergreen funds with certain financial service firms, to certain institutional investors and to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

Calculating the Contingent Deferred Sales Charge for Class B and Class C Shares
The holding period for the contingent deferred sales charge for Class B and Class C Shares begins on the day your purchase is accepted. See "How to Buy Shares" for a complete description of the Funds' purchase procedures. For example, if you purchase Class B shares on January 2nd, a redemption of any of those shares will be subject to the 5.00% contingent deferred sales charge through January 2nd of the following year. Beginning on January 3rd of the following year, you will be subject to the 4.00% contingent deferred sales charge on redemptions of those shares through January 2nd of the next year. Please refer to the tables above for the complete schedule of each class's maximum contingent deferred sales charge.

If a contingent deferred sales charge is imposed, the Fund deducts it from the redemption proceeds you would otherwise receive. The contingent deferred sales charge is a percentage of the lesser of (i) the NAV of the shares at the time of redemption or (ii) the shareholder's original net cost for such shares. Upon request for redemption, the Fund will first seek to redeem shares not subject to the contingent deferred sales charge and then shares held the longest in an effort to keep the contingent deferred sales charge a shareholder would pay as low as possible. The contingent deferred sales charge on any redemption is, to the extent permitted by NASD Regulation, Inc., paid to EIS or its predecessor.

Promotional Incentives on Dealer Commissions
EIS may, from time to time, provide promotional incentives, including reallowance and/or payment of up to the entire sales charge, to certain investment firms. Such incentives may, at EIS's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions. Please see "Distribution Expenses Under Rule 12b-1" in the SAI for more information regarding promotional incentives.

Additional Compensation to Financial Services Firms
EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be, and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. Please contact your investment professional for more details regarding these arrangements or contact an Evergreen funds service representative for a listing of financial services firms with whom we have such arrangements.

Global and International Funds' Redemption Fee
The Evergreen funds may charge shareholders a fee of 1.00% on assets redeemed or exchanged within 90 days of the date of purchase. The redemption fee is paid directly to the Fund to offset brokerage commissions, market impact and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

The Fund may not assess the redemption fee in every instance. The fee will not apply to shares redeemed in the event of a shareholder death or post-purchase disability, shares acquired through reinvestment of dividends, shares redeemed at the Fund's initiative, shares acquired in rebalancing transactions within certain mutual fund asset allocation or "wrap" programs, and shares received as part of a merger or liquidation. While the fee will apply to exchanges as part of a Systematic Exchange Plan, it will not apply to redemptions that are part of a Systematic Withdrawal Plan or a required minimum distribution from a retirement plan.

In addition, the ability of a Fund to assess a redemption fee on the underlying shareholder of an omnibus account maintained by a financial intermediary is limited due to the fact that individual shareholder information is maintained by the intermediary and not by the Fund. While certain of the Fund's omnibus account holders have indicated to the Fund that they are currently able and willing to assess the fee as described above, others have indicated that they are in the process of enhancing the systems applicable to this type of account in order to have the ability to assess the fee in the future. Certain other firms have indicated that they may implement exceptions to the imposition of the fee that are in addition to those listed above. For these and other reasons, there can be no assurance that the redemption fee will be charged in every instance called for by the Fund's policy.

HOW TO REDUCE OR ELIMINATE YOUR SALES CHARGE
There are several ways in which you may be able to reduce or eliminate sales charges, regardless of whether you hold your shares directly with the Fund or through a financial intermediary.

Contact Evergreen or your investment professional if you think you may qualify for any of the sales charge reduction or elimination programs described below.

At the time of making a purchase or redemption, it may be necessary for you to inform Evergreen or your investment professional of the existence of other accounts, or any other facts and circumstances, that may be relevant to qualifying for any of these programs and to provide Evergreen or your investment professional with certain information or records, such as account statements, to verify your qualification for any of these programs. You should provide information and records regarding shares of Evergreen funds held in all accounts with your investment professional or any other financial intermediary by you and/or members of your immediate family. For further details on exactly who is a member of your immediate family, please see the discussion entitled "Immediate Family Members" at the end of this section.

You can find information relating to the Funds' sales charge reduction and elimination programs free of charge at EvergreenInvestments.com. For more information on sales charge reduction and elimination programs, see "Purchase and Redemption of Shares" in the SAI.

Class A
Rights of Accumulation. You may add the current value of all of your existing Evergreen funds investments in Class A, Class B and Class C shares, excluding amounts invested in Evergreen money market funds on which you have not previously paid a sales charge, to determine the front-end sales charge to be applied to your current Class A purchase. You may include the value of Evergreen funds investments held by the members of your immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section), including the value of Evergreen funds investments held by you or them in individual retirement plans, such as individual retirement accounts, or IRAs. However, the value of Evergreen funds investments held in employer retirement plans, such as 401(k) plans, is not eligible for inclusion.


Letter of Intent. You may reduce the front-end sales charge on a current purchase if you agree to invest at least $50,000 in Class A shares of one or more Evergreen funds over a 13-month period. You will pay the same sales charge as if you had invested the full amount all at one time. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Combined Purchases. You may reduce your front-end sales charge for purchases of Class A shares if you purchase Class A, Class B and Class C shares in multiple Evergreen funds, excluding amounts that you intend to invest in any Evergreen money market funds on which no sales charge will be paid, at the same time. The combined dollar amount invested in Class A, Class B and Class C shares will determine the front-end sales charge applied to all of your current Class A purchases. For example, if you invest $75,000 in each of two different Evergreen funds, you pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.50%).

NAV Purchases. Each Fund may sell Class A shares at NAV, without a front-end or contingent deferred sales charge except as described below, to the following:

o Current and retired Directors, Trustees, officers and employees of the Evergreen funds and Wachovia Corporation and its affiliates, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
o Employees of broker-dealer firms that have entered into dealer agreements with EIS, and members of each such individual's immediate family (please see the discussion entitled "Immediate Family Members" at the end of this section).
o Corporate-sponsored retirement plans and non-qualified deferred compensation plans sponsored by an organization having 100 or more eligible employees. Such purchases are subject to a dealer commission of 1.00% of the amount of purchase paid to the dealer by EIS (subject to recapture by EIS from the dealer if the purchase is redeemed within 12 months after the month of purchase).
o Institutional investors (which may include bank trust departments and registered investment advisors). o Wrap, or separately managed, accounts, which are accounts held with investment advisors, consultants or financial planners who have entered into an agreement with Evergreen, charge their clients a management, consulting, advisory or other fee and place trades for the accounts of their clients.
o    In connection with the court-approved  settlement of the lawsuit,  O'Malley
     v. Boris, C.A. No. 15735-NC, a class action involving certain successors in interest to EVEREN Securities, Inc., Evergreen has agreed to permit class members to purchase up to $50,000 in Class A shares of certain eligible mutual funds, including the Fund, at NAV without a front-end sales charge. Class members may transfer this benefit to certain family members and related entities. This benefit expires as of April 29, 2009.

Class B and Class C
You will not be assessed a contingent deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

o    When the shares were purchased  through  reinvestment of  dividends/capital gains.
o Death of a shareholder named on the relevant account, provided the redemption is made prior to registering the account in another name or changing the account registration to remove the decedent's name.
o Disability of a shareholder named on the relevant account incurred after purchase of the shares (this generally excludes accounts registered in the names of trusts and other entities).
o Systematic withdrawals of up to 1.00% of the account balance per month or up to 3.00% of the account balance per quarter.
o Shares in an account that has been closed because it falls below the minimum initial purchase amount.
o Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA.
o Mandatory withdrawals from the ERISA plan of a shareholder who is at least 70 1/2 years old.
o    Loan proceeds and financial hardship distributions from a retirement plan.
o Returns of excess contributions or excess deferral amounts made to a retirement plan participant.
o A redemption by an individual participant in a corporate-sponsored retirement plan and non-qualified deferred compensation plan (this waiver is not available in the event such a plan, as a whole, redeems substantially all of its assets).

Classes A, B and C
Reinstatement Privileges. Subject to the Funds' Short-Term Trading Policy, within 90 days of redeeming out of an Evergreen fund, you may re-establish your investment at the current NAV by reinvesting some, or all, of your redemption proceeds into the same share class of any Evergreen fund in an account registered in the same name(s). If a contingent deferred sales charge was deducted from your redemption proceeds, the amount of the contingent deferred sales charge attributable to the amount reinvested will be credited to your account at the NAV on the date of reinstatement. Your contingent deferred sales charge schedule will resume from the time of the original redemption. Any redemption fee charged in connection with the redemption will not be refunded in connection with these privileges. If you are eligible for reinstatement, you must inform Evergreen or your investment professional at the time of your reinvestment or you may not receive reinstatement in accordance with these privileges.

                                      * * *

Immediate Family Members
Immediate family members include the following, and only the following:

Your spouse, who is the person to whom you are legally married. We also consider your spouse to include the following:

o an individual of the same sex with whom you have been joined in a civil union, or legal contract similar to marriage;
o a domestic partner, who is an individual (including one of the same sex) with whom you share a primary residence for at least six months, in a relationship as a couple where you, your domestic partner or both of you provide personal or financial welfare of the other without a fee, to whom you are not related by blood and to whom you are not married; and
o an individual with whom you have a common law marriage, which is a marriage in a state where such marriages are recognized between a man and a woman arising from the fact that the two live together and hold themselves out as being married.

Your parents, who are your biological or adoptive mother and father. We also consider your parents to include any legal guardian, who is the person legally placed in charge of your affairs if you are a minor or legally incompetent, and your stepparents. We do not consider your parents to include any mother-in-law, father-in-law or grandparent.

Your siblings, who are your biological brothers and sisters, stepbrothers and stepsisters. We also consider your siblings to include your adoptive brothers and sisters. We do not consider your siblings to include any brother-in-law or sister-in-law.

Your children, who are your biological or adopted sons and daughters. We also consider your children to include your stepchildren, legal wards and persons for whom you stand in loco parentis. We do not consider your children to include any daughter-in-law, son-in-law or grandchild.

                                      * * *

II.      Evergreen Global Leaders Fund

         Effective November 15, 2004, Evergreen Global Leaders Fund (the "Fund") changed its name to Evergreen Global Large Cap Equity Fund.

         In conjunction with the above, the section of the Fund's prospectus entitled "INVESTMENT STRATEGY" was revised in its entirety to read as follows:

         The Fund normally invests at least 80% of its assets in the equity securities of large companies located in the world's major industrialized countries (i.e., companies whose market capitalizations fall within the range tracked by the Morgan Stanley Capital International World Free Index (MSCI World Free Index) at the time of purchase). As of December 31, 2003, the MSCI World Free Index had a market capitalization range of approximately $83 million to $312 billion. Under normal market conditions, the Fund will seek to maintain a weighted average market capitalization above $10 billion. The Fund will make investments in no less than three countries, including the U.S., and may invest more than 25% of its assets in any country. Under normal circumstances, the Fund's allocation between U.S. and foreign securities will be within 10% of the U.S. and foreign weightings of the MSCI World Free Index. The Fund's portfolio managers select stocks using a style of diversified equity management best defined as a blend between growth and value stocks. "Growth" stocks are stocks of companies that the Fund's portfolio managers believe are expected to have above average earnings growth or improvement in earnings. "Value" stocks are stocks of companies that the Fund's portfolio managers believe are undervalued. Additionally, the portfolio managers may also consider companies with a unique competitive position or proven record of leadership, or a company that has, in other ways, undertaken efforts to strengthen its leadership position.

         The section of the prospectus entitled "THE FUNDS' PORTFOLIO MANAGERS" was revised as follows:

         The Fund is managed by a team of portfolio management professionals from EIMC's Global Structured Products team.

III. Evergreen Emerging Markets Growth Fund, Evergreen Global Large Cap Equity Fund, Evergreen Global Opportunities Fund, Evergreen International Equity Fund and Evergreen Precious Metals Fund (the "Funds")

         Effective May 1, 2004, Evergreen Investment Services, Inc. ("EIS") replaced Evergreen Distributor, Inc. ("EDI") as the distributor to the Funds. EIS, located at 200 Berkeley Street, Boston, Massachusetts 02116-5034, is a wholly owned subsidiary of Wachovia Corporation. Any references to EDI in all of the prospectuses and the SAIs for the Funds should be replaced with EIS. Also, a sentence is now added to the end of the paragraph located in part one of the SAIs under the section entitled "Underwriting Commissions" as follows: Amounts paid prior to May 1, 2004 were paid to Evergreen Distributor, Inc., the Funds' previous distributor.


December 9, 2004                                                 572170 (12/04)